                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

          TO ACCOMPANY 6 1/2% EXCHANGEABLE SENIOR DEBENTURES DUE 2003
                  OR 4 3/4% EXCHANGEABLE DEBENTURES DUE 2003

                                      OF

                               PENNZOIL COMPANY

                  TENDERED PURSUANT TO THE OFFER TO EXCHANGE
                           DATED              , 1998

   THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
    5:00 P.M., NEW YORK CITY TIME, ON                         , UNLESS THE
                          EXCHANGE OFFER IS EXTENDED.


         TO: TEXAS COMMERCE BANK NATIONAL ASSOCIATION, EXCHANGE AGENT

         By Mail:                By Facsimile:         By Hand or Overnight
 (registered or certified       (214) 672-5746               Courier:
     mail recommended)     Confirm by Telephone To:   c/o Texas Commerce Bank
    Texas Commerce Bank         (214) 672-5678         National Association
   National Association                              Corporate Trust Services
   Association Corporate                               1201 Main, 18th Floor
      Trust Services                                    Dallas, Texas 75202
       P.O. Box 2320                                            or
 Dallas, Texas 75221-2320                              Texas Commerce Trust
                                                              Company
                                                            of New York
                                                      55 Water Street, North
                                                             Building
                                                     Room 234, Windows 20 & 21
                                                     New York, New York 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated January      ,
1998 (the "Prospectus"), of Pennzoil Company, a Delaware corporation ("Pennzoil" or the "Company"), which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to issue its new exchangeable senior debentures due 2008 (the "New Debentures") in exchange for a portion of its outstanding 6 1/2% exchangeable senior debentures due 2003 (the "6 1/2% Debentures") and its outstanding 4 3/4% exchangeable senior debentures due 2003 (the "4 3/4% Debentures" and, together with the 6 1/2% Debentures, the "Old Debentures").

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  PLEASE READ THE ENTIRE PROSPECTUS AND LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the aggregate principal amount of Old Debentures to which this Letter of Transmittal relates. If the space below is inadequate, the certificate number(s), aggregate principal amount of Old Debenture(s) and the principal amount of Old Debentures tendered should be listed on a separate signed schedule affixed hereto.

                    DESCRIPTION OF OLD DEBENTURES TENDERED
                              (SEE INSTRUCTION 7)
-------------------------------------------------------------------------------

                                                                     PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF                        AGGREGATE     AMOUNT OF
    REGISTERED HOLDER(S) (PLEASE                    PRINCIPAL AMOUNT    OLD
     FILL IN EXACTLY AS NAME(S)         CERTIFICATE      OF OLD      DEBENTURES
     APPEAR(S) ON CERTIFICATE(S)        NUMBER(S)*    DEBENTURE(S)   TENDERED**
-------------------------------------------------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                           TOTAL
                                           OLD
                                           DEBENTURES.
-------------------------------------------------------------------------------

 Indicate in this box the order (by certificate number) in which Old Debentures are to be exchanged in the event of proration.*** (Attach additional signed list if necessary.)
   See Instruction 10.
 1st:      2nd:      3rd:      4th:      5th:

* Need not be completed by holders tendering Old Debentures by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered the aggregate principal amount of all of the Old Debentures represented by the tendered certificates. See Instruction 2.
*** If you do not designate an order, then in the event less than all Old
    Debentures tendered are accepted due to proration, the Exchange Agent will select the Old Debentures for acceptance.

  This Letter of Transmittal is to be used if certificates for Old Debentures are to be forwarded herewith. If delivery of Old Debentures is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of Old Debentures must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

  Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Debentures are registered, any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Debentures are held of record by DTC who desires to deliver such Old Debentures by book-entry transfer at DTC.

  Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Old Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery." See Instruction 1.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:_______________________________________________

  Account Number:______________________________________________________________

  Transaction Code Number:_____________________________________________________

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s):_____________________________________________

  Date of Execution of Notice of Guaranteed Delivery:__________________________

  Name of Institution that Guaranteed Delivery:________________________________

  If delivery is by book-entry transfer:_______________________________________

  Name of Tendering Institution:_______________________________________________

  Account Number:______________________________________________________________

  Transaction Code Number:_____________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described Old Debentures. Subject to, and effective upon, acceptance for exchange of the Old Debentures tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Old Debentures. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Old Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debentures for which the Old Debentures are exchanged;

    (b) present certificates for such Old Debentures for cancellation and transfer on the books of the Company; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Debentures tendered hereby and to acquire the New Debentures issuable upon the exchange of such tendered Old Debentures;

    (b) when and to the extent the Company accepts such Old Debentures for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Old Debentures, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer and not subject to any adverse claim;

    (c) upon request, the undersigned will execute and deliver any additional document that the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and exchange of the Old Debentures tendered hereby or transfer ownership of such Old Debentures on the account books maintained by DTC;

    (d) the undersigned understands that tenders of Old Debentures pursuant to any one of the procedures described in the Exchange Offer and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a net long position in Old Debentures or equivalent securities at least equal to the Old Debentures tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      (ii) such tender of Old Debentures otherwise complies with Rule 14e-4 of the Exchange Act; and

    (e) the undersigned has read and agrees to all of the terms of the Exchange Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

  The undersigned understands that the Exchange Offer will be for a principal amount of Old Debentures (the "Target Amount") that is exchangeable into between 7.35 million and 14.39 million shares of Chevron Stock under the Existing Exchange Rights. The Target Amount will be determined by reference to the Average Chevron Stock Price (as defined below). See "The Exchange Offer-- Target Amount." However, Pennzoil reserves the right, in its sole discretion, to accept more than the Target Amount of Old Debentures for exchange. The "Average Chevron Stock Price" will be the average of the closing prices of Chevron Stock on the NYSE on the two trading days ending on the second trading
day prior to the Expiration Date. On January    , 1998, the last reported
closing price of Chevron Stock on the NYSE was $       per share. The Company
will not accept for exchange any Old Debentures if the Exchange Offer would result in less than $100 million in principal amount of New Debentures being issued.

  The undersigned understands that the principal amount of New Debentures to be issued in exchange for Old Debentures in the Exchange Offer will be equal to the product of (i) 103% of the Average Chevron Stock Price (as defined below) and (ii) the aggregate number of shares of Chevron Stock for which the Old Debentures tendered by a holder are exchangeable as of the date that the Company accepts Old Debentures pursuant to the Exchange Offer (the "Acceptance Date") (subject to the payment of cash in lieu of the issuance of New Debentures in a principal amount of less than $1,000).

  The undersigned also understands that the interest rate per annum for the New Debentures will be neither less than 4 3/4% nor more than 6%. Each holder of Old Debentures tendered for exchange must specify in the Letter of Transmittal, in increments of 0.05%, the minimum interest rate (but in no event less than 4 3/4%) that such holder is willing to accept for the New Debentures. The Company will select the lowest interest rate (the "Determined Rate") that will allow it to accept the Target Amount of Old Debentures (or such lesser amount of Old Debentures as is properly tendered and not withdrawn specifying a coupon neither less than 4 3/4% per annum nor more than 6% per annum, or such greater amount as Pennzoil, in its sole discretion, may determine to accept). Notwithstanding the foregoing, a holder may elect in the Letter of Transmittal to specify that all Old Debentures being tendered are tendered at the "Determined Rate" (as opposed to specifying a particular rate), which should increase the likelihood that the Company would accept for exchange such holder's Old Debentures being tendered. See "The Exchange Offer--Terms of the Exchange Offer." All Old Debentures properly tendered by a holder specifying an interest rate for the New Debentures at or below the Determined Rate, and not withdrawn, will be accepted for exchange, subject to the terms and conditions of the Exchange Offer (including the possibility of proration), provided that not more than $889.1 million principal amount, and not less than $100 million principal amount, of New Debentures will be issued. All New Debentures issued pursuant to the Exchange Offer will bear interest at the Determined Rate. The Company will pay accrued interest on Old Debentures accepted for exchange through the Acceptance Date. Payment of such accrued interest on the Old Debentures will accompany delivery of the New Debentures.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificate for the New Debentures for any Old Debentures exchanged, and/or return the certificate(s) for any Old Debentures not exchanged, and issue checks in payment of the cash to be paid in lieu of principal amounts of New Debentures of less than $1,000 in the name(s) of the undersigned (and, in the case of Old Debentures tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificate for the New Debentures, and/or any certificate(s) for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate), and any checks to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate for the New Debentures for any Old Debentures exchanged, and/or return any Old Debentures not exchanged in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Old Debentures from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Debentures so tendered.

         THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF OLD DEBENTURES
        BY THE COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
          BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND
                    SUBJECT TO THE CONDITIONS OF THE OFFER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        INTEREST RATE PER DEBENTURE AT
             WHICH OLD DEBENTURES ARE BEING TENDERED FOR EXCHANGE
                              (SEE INSTRUCTION 8)

              CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED
     OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF OLD DEBENTURES.

     OLD DEBENTURES TENDERED AT INTEREST RATE DETERMINED BY DUTCH AUCTION

[_] The undersigned wants to maximize the chance of having the Company accept for exchange all of the Old Debentures that the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE INTEREST RATE BOXES BELOW, the undersigned hereby tenders Old Debentures at, and is willing to accept, the Interest Rate resulting from the Dutch auction tender process. This action could result in receiving interest rate as low as 4 3/4% or as high as 6%.

              *** CHECK EITHER THE BOX ABOVE OR ONE BOX BELOW ***

         OLD DEBENTURES TENDERED AT INTEREST RATE DETERMINED BY HOLDER

    [_] 4.75%          [_] 5.10%       [_] 5.45%        [_] 5.80%
    [_] 4.80%          [_] 5.15%       [_] 5.50%        [_] 5.85%
    [_] 4.85%          [_] 5.20%       [_] 5.55%        [_] 5.90%
    [_] 4.90%          [_] 5.25%       [_] 5.60%        [_] 5.95%
    [_] 4.95%          [_] 5.30%       [_] 5.65%        [_] 6%
    [_] 5%             [_] 5.35%       [_] 5.70%
    [_] 5.05%          [_] 5.40%       [_] 5.75%

        IF OLD DEBENTURES ARE BEING TENDERED AT MORE THAN ONE INTEREST
              RATE, YOU MUST USE A SEPARATE LETTER OF TRANSMITTAL
                    FOR EACH INTEREST RATE TO BE SPECIFIED

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 2, 3, 4 AND 12)

   To be completed ONLY if the
 certificate for the New
 Debentures, and/or the
 certificate(s) for Old Debentures
 not accepted for exchange, and any
 check issued in payment of the
 cash to be paid in lieu of
 principal amounts of New
 Debentures of less than $1,000,
 are to be issued or paid to or
 credited to the account of someone
 other than the undersigned.

 Issue  [_] Check
 [_] Certificate(s) to:

 Name(s) ___________________________
           (Please Print)

 Address ___________________________
             (Zip Code)

 -----------------------------------
    (Tax Identification or Social
            Security No.)
  (complete accompanying Substitute
              Form W-9)

 [_] Credit Old Debentures
    delivered by book-entry
    transfer and not accepted for
    exchange to the account set
    forth below:

 Account Number: ___________________

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 2, 3, 4 AND 12)

   To be completed ONLY if the
 certificate for the New
 Debentures, and/or the
 certificate(s) for Old Debentures
 not accepted for exchange, and any
 check issued in payment of the
 cash to be paid in lieu of
 principal amounts of New
 Debentures of less than $1,000,
 are to be mailed to someone other
 than the undersigned, or to the
 undersigned at an address other
 than that shown above.

 Deliver  [_] Check [_] Certificates
 to:

 Name(s) ___________________________
           (Please Print)

 Address ___________________________
             (Zip Code)

 -----------------------------------
    (Tax Identification or Social
            Security No.)
  (complete accompanying Substitute
              Form W-9)

                                   IMPORTANT

                         TENDERING HOLDER(S) SIGN HERE
               (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
    ---------------------------------------------------------------
    ---------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated:                , 1998

  If the holder is tendering any Old Debentures, the Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) for the Old Debentures, any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Old Debentures are held of record by DTC, the person in whose name such Old Debentures are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

Name(s):________________________________________________________________________

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________
                     (SEE ACCOMPANYING SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 3 AND 4)

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
--------------------------------------------------------------------------------
                                 (Please Print)

Title:__________________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated ____________________________________________________________________, 1998

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. Only a holder of the Old Debentures may tender such Old Debentures in the Exchange Offer. A holder who wishes to tender any Old Debentures for exchange pursuant to the Exchange Offer must transmit a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, including any other required documents, to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either (i) certificates for such Old Debentures must be received by the Exchange Agent along with the Letter of Transmittal, (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Debentures, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below must be received by the Exchange Agent prior to the Expiration Date or (iii) the holder must comply with the guaranteed delivery procedures described below.


  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD DEBENTURES, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Debentures to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office, prior to the Expiration Date, a letter, a telegram, or facsimile transmission from an Eligible Institution (as defined below) setting for the name and address of the tendering holder, the name(s) in which the Old Debentures are registered and, if the Old Debentures are held in certificated form, the certificate number of the Old Debentures to be tendered, and stating that the tender is being made thereby and guaranteeing that within three trading days after the date of execution of such letter, telegram, or facsimile transmission by the Eligible Institution, the Old Debentures, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless the Old Debentures being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Old Debentures in the Exchange Agent's account at DTC in accordance with DTC's ATOP procedures is received, the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent and the Information Agent.

  No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Debentures for exchange.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than all of the Old Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) must fill in the aggregate principal amount at maturity of Old Debentures tendered in the box above entitled "Principal Amount of Old Debentures Tendered." A newly issued certificate for Old Debentures submitted but not tendered will be sent to such tendering holder as soon an practicable after the Expiration Date, unless otherwise indicated in the appropriate box in this Letter of Transmittal. The entire aggregate principal amount at maturity of Old Debentures evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of Old Debentures pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person(s) named in the Letter of Transmittal as having tendered Old Debentures to be withdrawn, the certificate number(s) of the Old Debentures to be withdrawn, the aggregate principal amount at maturity of the Old Debentures delivered for exchange, a statement that such holder(s) is withdrawing its election to have such Old Debentures exchanged and the name(s) of the registered holder(s) of such Old Debentures, and must be signed by the holder(s) in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Debentures being withdrawn. The Exchange Agent will return properly withdrawn Old Debentures promptly following receipt of notice of withdrawal. If Old Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Debentures or otherwise comply with DTC's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of Old Debentures may not be rescinded and any Old Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Old Debentures, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

  3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

  If any of the Old Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the Old Debentures tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal an there are different registrations of Old Debentures.

  When this Letter of Transmittal is signed by the registered holder(s) of Old Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Debentures listed, such Old Debentures must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder(s), in either came signed exactly as the name(s) of the registered holder(s) appear(s) on the Old Debentures. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  If the Letter of Transmittal is signed by a person other than the registered holder of any Old Debentures listed therein, such Old Debentures must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such Old Debentures.

  If this Letter of Transmittal or any certificate(s) or bond power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

4. GUARANTEE OF SIGNATURE. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Old Debentures (which term, for purposes of this document, shall include any participant of DTC whose name appears on a security position listing as the owner of such Old Debentures) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above; or

    (b) such Old Debentures are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or The New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 3.

  5. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Debentures to it or its order pursuant to the Exchange Offer. If, however, certificates representing Old Debentures are not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder(s) of such Old Debentures tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other person) will be payable by the tendering holder(s). If satisfactory evidence of payment of such taxes or exception therefrom in not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the New Debentures listed in this Letter of Transmittal.

  6. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to extend, waive, amend or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

  7. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

  8. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Debentures Tendered" is inadequate, the certificate numbers, the aggregate principal amount of Old Debentures represented by certificate(s) and/or the principal amount of Old Debentures tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  9. INDICATION OF INTEREST RATE AT WHICH OLD DEBENTURES ARE BEING TENDERED. For Old Debentures to be properly tendered, the holder MUST check the box indicating the interest rate per debenture at which he or she is tendering Old Debentures under "Interest Rate Per Debenture at Which Old Debentures Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF OLD DEBENTURES. A holder wishing to tender portions of his or her Old Debenture holdings at different interest rates must complete a separate Letter of Transmittal for each interest rate at which he or she wishes to tender each such portion of his or her Old Debentures. The same Old Debentures cannot be tendered (unless previously properly withdrawn as provided in the Exchange Offer) at more than one interest rate. HOLDERS WISHING TO MAXIMIZE THE POSSIBILITY THAT THEIR OLD DEBENTURES WILL BE EXCHANGED AT THE RELEVANT INTEREST RATE MAY CHECK THE BOX ON THE LETTER OF

TRANSMITTAL MARKED "OLD DEBENTURES TENDERED AT INTEREST RATE DETERMINED BY DUTCH AUCTION." Checking this box may result in an interest rate of the Old Debentures so tendered at the minimum interest rate of 4 3/4%.

  10. ORDER OF ACCEPTANCE FOR EXCHANGE IN EVENT OF PRORATION. Holders may designate the order in which their Old Debentures are to be accepted for exchange in the event the order of exchange may have an effect on the federal income tax classification of any gain.

  11. BENEFICIAL OWNERS. Any beneficial owner whose Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's behalf, such beneficial owner must, prior to completing and executing the Letter of Transmittal (or delivering an Agent's Message) and delivering such beneficial owner's Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time and may not be able to be completed prior to the Expiration Date.

  12. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. If the certificate for New Debentures, and/or the certificate(s) for Old Debentures not tendered or not purchased, and any check issued in payment of cash to be paid in lieu of fractional amounts of New Debentures are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates or check are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable, and signatures must be guaranteed as described in Instruction 4. Holders tendering Old Debentures by book-entry transfer will have any Old Debentures not accepted for payment returned by crediting the account maintained by such holder at DTC.

  13. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Debentures, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that the Company determines are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

  14. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Exchange Offer, the Notice of Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  15. SUBSTITUTE FORM W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9, which is provided below, and to indicate whether the holder is subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such Form or to cross out Part 2 of such form, if applicable, may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of such Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to it.

  16. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH OLD DEBENTURE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE OFFER, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE OFFER, PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE EXCHANGE OFFER).

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered Old Debentures are accepted for exchange is required to provide the Company with such holder's correct TIN on a Substitute Form W-9. if a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to New Debentures acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, the Company is required to withhold 31% of all payments with respect to the New Debentures made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. if withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to the New Debentures, the holder is required to notify the Company of his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and whether (i) the holder has been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

-------------------------------------------------------------------------------
                          PAYER'S NAME:



                        PART I--Taxpayer                ----------------------
                        Identification Number--For         Social Security
 SUBSTITUTE             all accounts, enter                     Number
 FORM W-9               taxpayer identification         OR____________________
                        number in the box at right.            Employer
                        (For most individuals, this     Identification Number
                        is your social security
                        number. If you do not have
                        a number, see Obtaining a
                        Number in the enclosed
                        Guidelines.) Certify by
                        signing and dating below.

 DEPARTMENT OF THE
 TREASURY

 INTERNAL REVENUE                                          (If awaiting TIN
 SERVICE                                                        write
                                                            "Applied For")

 PAYER'S REQUEST FOR    NOTE: If the account is in the more than one name,
 TAXPAYER               see the chart in the enclosed Guidelines to
                        determine which number to give the payer.
 IDENTIFICATION        --------------------------------------------------------
 NUMBER (TIN)          --------------------------------------------------------
                        PART II--For Payees Exempt From Backup Withholding,
                        see the enclosed Guidelines and complete as
                        instructed therein.
-------------------------------------------------------------------------------

 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------
 Signature _______________________________________________________ Date: , 1998


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

                              The Exchange Agent:

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

         By Mail:                By Facsimile:         By Hand or Overnight
 (registered or certified        (214) 672-5746              Courier:
     mail recommended)                                c/o Texas Commerce Bank
    Texas Commerce Bank     Confirm by Telephone to:   National Association
   National Association          (214) 672-5678      Corporate Trust Services
   Association Corporate                               1201 Main, 18th Floor
      Trust Services                                    Dallas, Texas 75202
       P.O. Box 2320                                            or
 Dallas, Texas 75221-2320                              Texas Commerce Trust
                                                              Company
                                                            of New York
                                                      55 Water Street, North
                                                             Building
                                                     Room 234, Windows 20 & 21
                                                     New York, New York 10041

                             The Information Agent:

                             D.F. KING & CO., INC.

                         CALL TOLL FREE 1-800-735-3591

           77 Water Street                             Royex House
      New York, New York 10005                     Aldermanbury Square
           (212) 269-5550                            London EC2V 7HR
           (Call Collect)                          011-44-171-600-5005
                                                     (Call Collect)

                             The Dealer Manager is:

                            PAINEWEBBER INCORPORATED

                          1285 Avenue of the Americas
                            New York, New York 10019
                     Telephone: (800) 595-8360 (toll free)

Important: This Letter of Transmittal or a photocopy hereof or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal (together with certificates for the Old Debentures being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date.